SHARE CAPITAL	12 Months Ended
Sep. 30, 2020
Liabilities and Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

16.         SHARE CAPITAL

In October 2018, we identified a strategic investor, Longhan Investment Management, Co., Ltd ("Longhan") and entered into a Share Subscription Agreement with Longhan, and the agreement was later assigned to Tiger Capital Fund SPC (“Tiger Fund”). On January 25, 2019, Tiger Fund purchased 1,397,680 shares of the Company’s common stock for an aggregate purchase price of US$7,743 (RMB53,599). In addition, Tiger Fund management has been awarded for 1 million shares of warrants with the strike price of $6.47 and expiration period of five years. The Company recorded the issuance of warrants along with the common stock in APIC.

During the fiscal year ended September 30, 2020, we sold an aggregate of 280,000 shares of the Company’s common stock ordinary shares under an "at the market" arrangement, for gross proceeds of $2.36 million  (RMB16.2 million).

During the fiscal year ended September 30, 2020, increased share capital of capital of RMB2.1 million to our consolidating entities without a corresponding reduction in our ownership percentage, resulting in an increase in cash and non-controlling interests.

We have sold the Company’s common stocks under the "at the market" arrangement, and since September 30, 2020, we have received gross proceeds of $2.62 million (RMB17.9 million) from the sale of 219,440 shares of the Company’s common stocks through January 25, 2021.